Exhibit 10.1

                             UNDERWRITING AGREEMENT

                                       for

                      "Provider" Variable Annuity Contracts

     THIS AGREEMENT, is entered into as of the effective date provided below, by and among GLENBROOK LIFE AND ANNUITY COMPANY, ("Glenbrook Life" or "Company") a life insurance company organized under the laws of the State of Illinois, on its own and on behalf of the GLENBROOK LIFE MULTI-MANAGER VARIABLE ACCOUNT ("Separate Account") a separate account established pursuant to the insurance laws of the State of Illinois, and ALLSTATE LIFE FINANCIAL SERVICES, INC., ("Principal Underwriter"), a corporation organized under the laws of the state of Delaware.

                                    RECITALS

     WHEREAS, Company proposes to issue to the public certain flexible premium deferred variable annuity contracts identified in the Attachment A ("Contracts"); and

     WHEREAS, Company, by resolution adopted on January 15, 1996, established the Separate Account for the purpose of issuing the Contracts; and

     WHEREAS, the Separate Account is registered with the Securities and Exchange Commission ("Commission") as a unit investment trust under the Investment Company Act of 1940 (File Nos. 333-00999, 811-07541); and

     WHEREAS, the Contracts to be issued by Company are registered with the Commission under the Securities Act of 1933 and the Investment Company Act of 1940 (File Nos: 333-00987
and 811-07541) for offer and sale to the public, and otherwise are in compliance with all applicable laws; and

     WHEREAS, Principal Underwriter, a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. ("NASD"), proposes to act as principal underwriter on an agency (best efforts) basis in the marketing and distribution of said Contracts; and

     WHEREAS, Company desires to obtain the services of Principal Underwriter as an underwriter and distributor of said Contracts issued by Company through the Separate Account;

     NOW THEREFORE, in consideration of the foregoing, and of the mutual covenants and conditions set forth herein, and for other good and valuable consideration, the Company, the Separate Account, and the Principal Underwriter hereby agree as follows:

1.   AUTHORITY AND DUTIES

     (a) Principal Underwriter will serve as an underwriter and distributor on an agency basis for the Contracts which will be issued by the Company through the Separate Account.

     (b) Principal Underwriter will use its best efforts to provide information and marketing assistance to licensed insurance agents and broker-dealers on a continuing basis. However, Principal Underwriter shall be responsible for compliance with the requirements of state broker-dealer regulations and the Securities Exchange Act of

          1934 as each applies to Principal Underwriter in connection with its duties as distributor of said Contracts. Moreover, Principal Underwriter shall conduct its affairs in accordance with the rules of Fair Practice of the NASD.

     (c) Subject to agreement with the Company, Principal Underwriter may enter into selling agreements with broker-dealers which are registered under the Securities Exchange Act of 1934 and/or authorized by applicable law or exemptions to sell variable annuity contracts issued by Company through the Separate Account. Any such contractual arrangement is expressly made subject to this Agreement, and Principal Underwriter will at all times be responsible to Company for supervision of compliance with the federal securities laws regarding distribution of Contracts.

2.   WARRANTIES

     (a)  The Company represents and warrants to Principal Underwriter that:

          (i) Registration Statements (on Forms S-1 and N-4) for each of the Contracts identified in Attachment A have been filed with the Commission in the form previously delivered to Principal Underwriter and that copies of any and all amendments thereto will be forwarded to Principal Underwriter at the time that they are filed with Commission;

          (ii) The Registration Statements and any further amendments or supplements thereto will, when they become effective, conform in all material respects to the requirements of the Securities Act of 1933 and the Investment

                 Company Act of 1940, and the rules and regulations of the Commission under such Acts, and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statement or omission made in reliance upon and in conformity with information furnished in writing to Company by Principal Underwriter expressly for use therein;

          (iii) The Company is validly existing as a stock life insurance company in good standing under the laws of the State of Illinois, with power to own its properties and conduct its business as described in the Prospectus, and has been duly qualified for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business;

          (iv) The Contracts to be issued by the Company and through the Separate Account and offered for sale by Principal Underwriter on behalf of the Company hereunder have been duly and validly authorized and, when issued and delivered with payment therefore as provided herein, will be duly and validly issued and will conform to the description of such Contracts contained in the Prospectuses relating thereto;

          (v) Those persons who offer and sell the Contracts are to be appropriately licensed or appointed to comply with the state insurance laws;

          (vi) The performance of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in a violation of any of the provisions of or default under any statute, indenture, mortgage, deed of trust, note agreement or other agreement or instrument to which Company is a party or by which Company is bound (including Company's Charter or By-laws as a stock life insurance company, or any order, rule or regulation of any court or governmental agency or body having jurisdiction over Company or any of its properties);

          (vii) There is no consent, approval, authorization or order of any court or governmental agency or body required for the consummation by Company of the transactions contemplated by this Agreement, except such as may be required under the Securities Exchange Act of 1934 or state insurance or securities laws in connection with the distribution of the Contracts; and

          (viii) There are no material legal or governmental proceedings pending to which Company or the Separate Account is a party or of which any property of Company or the Separate Account is the subject (other than as set forth in the Prospectus relating to the Contracts, or litigation incidental to the kind of business conducted by the Company) which, if determined adversely to Company, would individually or in the aggregate have a material adverse effect on the financial position, surplus or operations of Company.

     (b)  Principal Underwriter represents and warrants to Company that:

          (i) It is a broker-dealer duly registered with the Commission pursuant to the Securities Exchange Act of 1934, is a member in good standing of the NASD, and is in compliance with the securities laws in those states in which it conducts business as a broker-dealer;

          (ii) As a principal underwriter, it shall permit the offer and sale of Contracts to the public only by and through persons who are appropriately licensed under the securities laws and who are appointed in writing by the Company to be authorized insurance agents unless such persons are exempt from licensing and appointment requirements;

          (iii) The performance of this Agreement and the consummation of the transactions herein contemplated will not result in a breach or violation of any of the terms or provisions of or constitute a default under any statute, indenture, mortgage, deed of trust, note agreement or other agreement or instrument to which Principal Underwriter is a party or by which Principal Underwriter is bound (including the Certificate of Incorporation or By-laws of Principal Underwriter or any order, rule or regulation of any court or governmental agency or body having jurisdiction over either Principal Underwriter or its property); and

          (iv) To the extent that any statements made in the Registration Statements, or any amendments or supplements thereto, are made in reliance upon and in conformity with written information furnished to Company by Principal Underwriter expressly for use therein, such statements will, when they become effective or are filed with the Commission, as the case may be, conform in all material respects to the requirements of the Securities Act of 1933 and the rules and regulations of the Commission thereunder, and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

3.   BOOKS AND RECORDS

     (a) Principal Underwriter shall keep, in a manner and form approved by Company and in accordance with Rules 17a-3 and 17a-4 under the Securities Exchange Act of 1934, correct records and books of account as required to be maintained by a registered broker-dealer, acting as principal underwriter, of all transactions entered into on behalf of Company with respect to its activities under this Agreement. Principal Underwriter shall make such records and books of account available for inspection by the Commission, and Company shall have the right to inspect, make copies of or take possession of such records and books of account at any time upon demand.

     (b) Subject to applicable Commission or NASD restrictions, Company will send confirmations of Contract transactions to Contract Owners. Company will make such confirmations and records of transactions available to Principal Underwriter upon request. Company will also maintain Contract Owner records on behalf of Principal Underwriter to the extent permitted by applicable securities laws.

4.   SALES MATERIALS

     (a) After authorization to commence the activities contemplated herein, Principal Underwriter will utilize the currently effective prospectus relating to the subject Contracts in connection with its underwriting, marketing and distribution efforts. As to other types of sales material, Principal Underwriter hereby agrees and will require any participating or selling broker-dealers to agree that they will use only sales materials which have been authorized for use by Company, which conform to the requirements of federal and state laws and regulations, and which have been filed where necessary with the appropriate regulatory authorities, including the NASD.

     (b) Principal Underwriter will not distribute any prospectus, sales literature or any other printed matter or material in the underwriting and distribution of any Contract if, to the knowledge of Principal Underwriter, any of the foregoing misstates the duties, obligation or liabilities of Company or Principal Underwriter.

5.   COMPENSATION

     (a) Company agrees to pay Principal Underwriter for direct expenses incurred on behalf of Company. Such direct expenses shall include, but not be limited to, the costs of goods and services purchased from outside vendors, travel expenses and state and federal regulatory fees incurred on behalf of Company.

     (b) Principal Underwriter shall present a statement after the end of the quarter showing the apportionment of services rendered and the direct expenses incurred. Settlements are due and payable within thirty days.

6.   PURCHASE PAYMENTS

Principal Underwriter shall arrange that all purchase payments collected on the sale of the Contracts are promptly and properly transmitted to Company for immediate allocation to the Separate Account in accordance with the procedures of Company and the directions furnished by the purchasers of such Contracts at the time of purchase.

7.   UNDERWRITING TERMS

     (a) Principal Underwriter makes no representations or warranties regarding the number of Contracts to be sold by licensed broker-dealers and registered representatives of broker-dealers or the amount to be paid thereunder. Principal Underwriter does, however, represent that it will actively engage in its duties under this Agreement on a continuous basis while there are effective registration statements with the Commission.

     (b) Principal Underwriter will use its best efforts to ensure that the Contracts shall be offered for sale by registered broker-dealers and registered representatives (who are duly licensed as insurance agents) on the terms described in the currently effective prospectus describing such Contracts.

     (c) It is understood and agreed that Principal Underwriter may render similar services to other companies in the distribution of other variable contracts.

     (d) The Company will use its best efforts to assure that the Contracts are continuously registered under the Securities Act of 1933 (and under any applicable state "blue sky" laws) and to file for approval under state insurance laws when necessary.

     (e) The Company reserves the right at any time to suspend or limit the public offering of the subject Contracts upon one day's written notice to Principal Underwriter.

8.   LEGAL AND REGULATORY ACTIONS

     (a)  The Company agrees to advise Principal Underwriter immediately of:

          (i) any request by the Commission for amendment of the Registration Statement or for additional information relating to the Contracts;

          (ii) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement relating to the Contracts or the initiation of any proceedings for that purpose; and

          (iii) the happening of any known material event which makes untrue any statement made in the Registration Statement relating to the Contracts or which requires the making of a change therein in order to make any statement made therein not misleading.

     (b) Each of the undersigned parties agrees to notify the other in writing upon being apprised of the institution of any proceeding, investigation or hearing involving the offer or sale of the subject Contracts.

     (c) During any legal action or inquiry, Company will furnish to Principal Underwriter such information with respect to the Separate Account and Contracts in such form and signed by such of its officers as Principal Underwriter may reasonably request and will warrant that the statements therein contained when so signed are true and correct.

9.   TERMINATION

     (a)  This Agreement will terminate automatically upon its assignment.

     (b) This Agreement shall terminate without the payment of any penalty by either party upon sixty (60) days' advance written notice.

     (c) This Agreement shall terminate at the option of the Company upon institution of formal proceedings against Principal Underwriter by the NASD or by the Commission, or if Principal Underwriter or any representative thereof at any time:

          (i) employs any device, scheme, artifice, statement or omission to defraud any person;

          (ii) fails to account and pay over promptly to the Company money due it according to the Company's records; or

          (iii)  violates the conditions of this Agreement.

10.  INDEMNIFICATION

The Company agrees to indemnify Principal Underwriter for any liability that it may incur to a Contract owner or party-in-interest under a Contract:

     (a) arising out of any act or omission in the course of or in connection with rendering services under this Agreement; or

     (b) arising out of the purchase, retention or surrender of a contract; provided, however, that the Company will not indemnify Principal Underwriter for any such liability that results from the willful misfeasance, bad faith or gross negligence of Principal Underwriter or from the reckless disregard by such Principal Underwriter of its duties and obligations arising under this Agreement.

11.  GENERAL PROVISIONS

     (a)  This Agreement shall be subject to the laws of the State of Illinois.

     (b) This Agreement, along with any Schedules attached hereto and incorporated herein by reference, may be amended from time to time by the mutual agreement and consent of the undersigned parties.

     (c) In case any provision in this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in way be affected or impaired thereby.

     IN WITNESS WHEREOF, the undersigned parties have caused this Agreement to be duly executed, to be effective as of January 1, 1997.

GLENBROOK LIFE AND ANNUITY COMPANY
(and GLENBROOK LIFE MULTI-MANAGER VARIABLE ACCOUNT)

BY: /s/ Craig G. Whitehead                            5/23/97
    -------------------------             --------------------------------
    Sr. Vice President                       Date (Ratified for above)


ALLSTATE LIFE FINANCIAL SERVICES, INC.


BY: /s/ Robert Kelly                                  5/29/97
    -------------------------             --------------------------------
    President                                Date (Ratified for above)

                                                                    Attachment A

                             UNDERWRITING AGREEMENT

"Contracts"                                                  Form #
-----------                                                  ------

GROUP MASTER POLICY                                          GLAU 228

INDIVIDUAL CONTRACT                                          GLAU 178, 229

Exhibit 10.2

                             UNDERWRITING AGREEMENT

                                       for

                       "Provider" Variable Life Insurance

     THIS AGREEMENT, is entered into as of the effective date provided below, by and among GLENBROOK LIFE AND ANNUITY COMPANY, ("Glenbrook Life" or "Company") a life insurance company organized under the laws of the State of Illinois, on its own and on behalf of the GLENBROOK LIFE VARIABLE LIFE SEPARATE ACCOUNT A, Separate Account") a separate account established pursuant to the insurance laws of the State of Illinois, and ALLSTATE LIFE FINANCIAL SERVICES, INC., ("Principal Underwriter"), a corporation organized under the laws of the state of Delaware.

                                    RECITALS

     WHEREAS, Company proposes to issue to the public certain modified single premium variable life contracts identified in the Attachment A ("Contracts"); and

     WHEREAS, Company, by resolution adopted on January 15, 1996, established the Separate Account for the purpose of issuing the Contracts; and

     WHEREAS, the Separate Account is registered with the Securities and Exchange Commission ("Commission") as a unit investment trust under the Investment Company Act of 1940 (File No. 811-07825); and

     WHEREAS, the Contracts to be issued by Company are registered with the Commission under the Securities Act of 1933 and the Investment Company Act of 1940 (File No: 333-02851) for offer and sale to the public, and otherwise are in compliance with all applicable laws; and

     WHEREAS, Principal Underwriter, a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. ("NASD"), proposes to act as principal underwriter on an agency (best efforts) basis in the marketing and distribution of said Contracts; and

     WHEREAS, Company desires to obtain the services of Principal Underwriter as an underwriter and distributor of said Contracts issued by Company through the Separate Account;

     NOW THEREFORE, in consideration of the foregoing, and of the mutual covenants and conditions set forth herein, and for other good and valuable consideration, the Company, the Separate Account, and the Principal Underwriter hereby agree as follows:

1.   AUTHORITY AND DUTIES

     (a) Principal Underwriter will serve as an underwriter and distributor on an agency basis for the Contracts which will be issued by the Company through the Separate Account.

     (b) Principal Underwriter will use its best efforts to provide information and marketing assistance to licensed insurance agents and broker-dealers on a continuing basis. However, Principal Underwriter shall be responsible for compliance with the requirements of state broker-dealer regulations and the Securities Exchange Act of 1934 as each applies to Principal Underwriter in connection with its duties as distributor of said Contracts. Moreover, Principal Underwriter shall conduct its affairs in accordance with the rules of Fair Practice of the NASD.

     (c) Subject to agreement with the Company, Principal Underwriter may enter into selling agreements with broker-dealers which are registered under the Securities Exchange Act of 1934 and/or authorized by applicable law or exemptions to sell variable annuity contracts issued by Company through the Separate Account. Any such contractual arrangement is expressly made subject to this Agreement, and Principal Underwriter will at all times be responsible to Company for supervision of compliance with the federal securities laws regarding distribution of Contracts.

2.   WARRANTIES

     (a)  The Company represents and warrants to Principal Underwriter that:

          (i) Registration Statements (on Forms S 6 and N-8B2 for each of the Contracts identified in Attachment A have been filed with the Commission in the form previously delivered to Principal Underwriter and that copies of any and all amendments thereto will be forwarded to Principal Underwriter at the time that they are filed with Commission;

          (ii) The Registration Statements and any further amendments or supplements thereto will, when they become effective, conform in all material respects to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, and the rules and regulations of the Commission under such Acts, and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statement or omission made in reliance upon and in conformity with information furnished in writing to Company by Principal Underwriter expressly for use therein;

          (iii) The Company is validly existing as a stock life insurance company in good standing under the laws of the State of Illinois, with power to own its properties and conduct its business as described in the Prospectus, and has been duly qualified for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business;

          (iv) The Contracts to be issued by the Company and through the Separate Account and offered for sale by Principal Underwriter on behalf of the Company hereunder have been duly and validly authorized and, when issued and delivered with payment therefore as provided herein, will be duly and validly issued and will conform to the description of such Contracts contained in the Prospectuses relating thereto;

          (v) Those persons who offer and sell the Contracts are to be appropriately licensed or appointed to comply with the state insurance laws;

          (vi) The performance of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in a violation of any of the provisions of or default under any statute, indenture, mortgage, deed of trust, note agreement or other agreement or instrument to which Company is a party or by which Company is bound (including Company's Charter or By-laws as a stock life insurance company, or any order, rule or regulation of any court or governmental agency or body having jurisdiction over Company or any of its properties);

          (vii) There is no consent, approval, authorization or order of any court or governmental agency or body required for the consummation by Company of the transactions contemplated by this Agreement, except such as may be required under the Securities Exchange Act of 1934 or state insurance or securities laws in connection with the distribution of the Contracts; and

          (viii) There are no material legal or governmental proceedings pending to which Company or the Separate Account is a party or of which any property of Company or the Separate Account is the subject (other than as set forth in the Prospectus relating to the Contracts, or litigation incidental to the kind of business conducted by the Company) which, if determined adversely to Company, would individually or in the aggregate have a material adverse effect on the financial position, surplus or operations of Company.

     (b)  Principal Underwriter represents and warrants to Company that:

          (i) It is a broker-dealer duly registered with the Commission pursuant to the Securities Exchange Act of 1934, is a member in good standing of the

                 NASD, and is in compliance with the securities laws in those states in which it conducts business as a broker-dealer;

          (ii) As a principal underwriter, it shall permit the offer and sale of Contracts to the public only by and through persons who are appropriately licensed under the securities laws and who are appointed in writing by the Company to be authorized insurance agents unless such persons are exempt from licensing and appointment requirements;

          (iii) The performance of this Agreement and the consummation of the transactions herein contemplated will not result in a breach or violation of any of the terms or provisions of or constitute a default under any statute, indenture, mortgage, deed of trust, note agreement or other agreement or instrument to which Principal Underwriter is a party or by which Principal Underwriter is bound (including the Certificate of Incorporation or By-laws of Principal Underwriter or any order, rule or regulation of any court or governmental agency or body having jurisdiction over either Principal Underwriter or its property); and

          (iv) To the extent that any statements made in the Registration Statements, or any amendments or supplements thereto, are made in reliance upon and in conformity with written information furnished to Company by Principal Underwriter expressly for use therein, such statements will, when they become effective or are filed with the Commission, as the case may be, conform in all material respects to the requirements of the Securities Act of 1933 and the rules and regulations of the Commission thereunder, and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

3.   BOOKS AND RECORDS

     (a) Principal Underwriter shall keep, in a manner and form approved by Company and in accordance with Rules 17a-3 and 17a-4 under the Securities Exchange Act of 1934, correct records and books of account as required to be maintained by a registered broker-dealer, acting as principal underwriter, of all transactions entered into on behalf of Company with respect to its activities under this Agreement. Principal Underwriter shall make such records and books of account available for inspection by the Commission, and Company shall have the right to inspect, make copies of or take possession of such records and books of account at any time upon demand.

     (b) Subject to applicable Commission or NASD restrictions, Company will send confirmations of Contract transactions to Contract Owners. Company will make such confirmations and records of transactions available to Principal Underwriter upon request. Company will also maintain Contract Owner records on behalf of Principal Underwriter to the extent permitted by applicable securities laws.

4.   SALES MATERIALS

     (a) After authorization to commence the activities contemplated herein, Principal Underwriter will utilize the currently effective prospectus relating to the subject Contracts in connection with its underwriting, marketing and distribution efforts. As to other types of sales material, Principal Underwriter hereby agrees and will require any participating or selling broker-dealers to agree that they will use only sales materials which have been authorized for use by Company, which conform to the requirements of federal and state laws and regulations, and which have been filed where necessary with the appropriate regulatory authorities, including the NASD.

     (b) Principal Underwriter will not distribute any prospectus, sales literature or any other printed matter or material in the underwriting and distribution of any Contract if, to the knowledge of Principal Underwriter, any of the foregoing misstates the duties, obligation or liabilities of Company or Principal Underwriter.

5.   COMPENSATION

     (a) Company agrees to pay Principal Underwriter for direct expenses incurred on behalf of Company. Such direct expenses shall include, but not be limited to, the costs of goods and services purchased from outside vendors, travel expenses and state and federal regulatory fees incurred on behalf of Company.

     (b) Principal Underwriter shall present a statement after the end of the quarter showing the apportionment of services rendered and the direct expenses incurred. Settlements are due and payable within thirty days.

6.   PURCHASE PAYMENTS

Principal Underwriter shall arrange that all purchase payments collected on the sale of the Contracts are promptly and properly transmitted to Company for immediate allocation to the Separate Account in accordance with the procedures of Company and the directions furnished by the purchasers of such Contracts at the time of purchase.

7.   UNDERWRITING TERMS

     (a) Principal Underwriter makes no representations or warranties regarding the number of Contracts to be sold by licensed broker-dealers and registered representatives of broker-dealers or the amount to be paid thereunder. Principal Underwriter does, however, represent that it will actively engage in its duties under this Agreement on a continuous basis while there are effective registration statements with the Commission.

     (b) Principal Underwriter will use its best efforts to ensure that the Contracts shall be offered for sale by registered broker-dealers and registered representatives (who are duly licensed as insurance agents) on the terms described in the currently effective prospectus describing such Contracts.

     (c) It is understood and agreed that Principal Underwriter may render similar services to other companies in the distribution of other variable contracts.

     (d) The Company will use its best efforts to assure that the Contracts are continuously registered under the Securities Act of 1933 (and under any applicable state "blue sky" laws) and to file for approval under state insurance laws when necessary.

     (e) The Company reserves the right at any time to suspend or limit the public offering of the subject Contracts upon one day's written notice to Principal Underwriter.

8.   LEGAL AND REGULATORY ACTIONS

     (a)  The Company agrees to advise Principal Underwriter immediately of:

          (i) any request by the Commission for amendment of the Registration Statement or for additional information relating to the Contracts;

          (ii) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement relating to the Contracts or the initiation of any proceedings for that purpose; and

          (iii) the happening of any known material event which makes untrue any statement made in the Registration Statement relating to the Contracts or which requires the making of a change therein in order to make any statement made therein not misleading.

     (b) Each of the undersigned parties agrees to notify the other in writing upon being apprised of the institution of any proceeding, investigation or hearing involving the offer or sale of the subject Contracts.

     (c) During any legal action or inquiry, Company will furnish to Principal Underwriter such information with respect to the Separate Account and Contracts in such form and signed by such of its officers as Principal Underwriter may reasonably request and will warrant that the statements therein contained when so signed are true and correct.

9.   TERMINATION

     (a)  This Agreement will terminate automatically upon its assignment.

     (b) This Agreement shall terminate without the payment of any penalty by either party upon sixty (60) days' advance written notice.

     (c) This Agreement shall terminate at the option of the Company upon institution of formal proceedings against Principal Underwriter by the NASD or by the Commission, or if Principal Underwriter or any representative thereof at any time:

          (i) employs any device, scheme, artifice, statement or omission to defraud any person;

          (ii) fails to account and pay over promptly to the Company money due it according to the Company's records; or

          (iii)  violates the conditions of this Agreement.

10.  INDEMNIFICATION

The Company agrees to indemnify Principal Underwriter for any liability that it may incur to a Contract owner or party-in-interest under a Contract:

     (a) arising out of any act or omission in the course of or in connection with rendering services under this Agreement; or

     (b) arising out of the purchase, retention or surrender of a contract; provided, however, that the Company will not indemnify Principal Underwriter for any such liability that results from the willful misfeasance, bad faith or gross negligence of Principal Underwriter or from the reckless disregard by such Principal Underwriter of its duties and obligations arising under this Agreement.

11.  GENERAL PROVISIONS

     (a)  This Agreement shall be subject to the laws of the State of Illinois.

     (b) This Agreement, along with any Schedules attached hereto and incorporated herein by reference, may be amended from time to time by the mutual agreement and consent of the undersigned parties.

     (c) In case any provision in this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in way be affected or impaired thereby.

     IN WITNESS WHEREOF, the undersigned parties have caused this Agreement to be duly executed, to be effective as of January 1, 1997.

GLENBROOK LIFE AND ANNUITY COMPANY
(and GLENBROOK LIFE AND ANNUITY COMPANY SEPARATE ACCOUNT A)

BY: /s/ Craig G. Whitehead                          5/23/97
    --------------------------                  -------------------------------
    Sr. Vice President                             Date (ratified for above)


ALLSTATE LIFE FINANCIAL SERVICES, INC.


BY: /s/ Robert Kelly                                5/29/97
    --------------------------                  -------------------------------
    President                                     Date (ratified for above)

                                                                    Attachment A

                             UNDERWRITING AGREEMENT


"CONTRACTS"                                                         FORM #
-----------                                                         ------
SINGLE LIFE MASTER POLICY                                           KLU205

SINGLE LIFE CONTRACT                                                KLU97

JOINT AND SURVIVOR MASTER POLICY                                    KLU207

JOINT AND SURVIVOR CONTRACT                                         KLU98

Exhibit 10.3

                              REINSURANCE AGREEMENT

                                   BETWEEN THE

            GLENBROOK LIFE AND ANNUITY COMPANY, NORTHBROOK, ILLINOIS
                            (HEREINAFTER "GLENBROOK")

                                       AND

              ALLSTATE LIFE INSURANCE COMPANY, NORTHBROOK, ILLINOIS
                            (HEREINAFTER "ALLSTATE")

                                    ARTICLE I

                              BASIS OF REINSURANCE

1. One-hundred percent (100%) of the net benefits (defined in Article II, Paragraph 1), under all eligible policies (defined in Schedule A) of GLENBROOK, will be reinsured with ALLSTATE.

2. The reinsurance will be ceded to ALLSTATE on an automatic coinsurance basis.

3. In no event will reinsurance on an application or a policy under this Agreement be in force unless the corresponding application or policy issued by GLENBROOK, or the reinsurance accepted by GLENBROOK, as the case may be, is in force.

                                   ARTICLE II

                              REINSURANCE BENEFITS

1.   Net benefits are defined as follows:

     (a) For an application received, or a policy issued directly by GLENBROOK and reinsured under this Agreement, net benefits are the actual amounts payable by GLENBROOK to the policyholder, less any amounts payable to GLENBROOK by another reinsurer with respect to the policy. These payments include, but are not limited to, death benefits, endowment benefits, annuity benefits, disability benefits, benefits under accident and health policies, surrender benefits, and payments on supplemental contracts with and without life contingencies.

     (b) For policies reinsured by GLENBROOK and retroceded under this Agreement, net benefits are the actual amounts payable by GLENBROOK to the ceding company with respect to the policy reinsured by GLENBROOK. These payments will include commissions and expense allowances on reinsurance accepted.

2. With respect to applications received, or policies issued directly or reinsured by GLENBROOK, after the Effective Date of this Agreement, ALLSTATE's liability for net benefits will begin simultaneously with that of GLENBROOK and will include any liability GLENBROOK may incur as a result of a Temporary Insurance Agreement or Conditional Receipt issued in conjunction with a policy subject to this Agreement.

3. ALLSTATE's liability under this Agreement will continue as long as GLENBROOK remains liable on the underlying coverage, and will terminate simultaneously with GLENBROOK's termination of liability.

                                   ARTICLE III

                                   SETTLEMENTS

1. While this Agreement is in effect, GLENBROOK shall pay to ALLSTATE, no less frequently than weekly, with respect to policies reinsured under this Agreement, a reinsurance premium equal to (or the accounting equivalent of) the sum of Items (a), (b) and (c) below, less the sum of Items (d) and (e) below, as applicable for the period since the date of GLENBROOK's last payment to ALLSTATE.

     (a) Gross premiums (direct and reinsurance assumed) collected by GLENBROOK.

     (b) Reserves transferred from a GLENBROOK Separate Account to the GLENBROOK General Account.

     (c)  Policy loan repayments, including interest, collected by GLENBROOK.

     (d)  Gross premiums refunded by GLENBROOK to policyholders.

     (e) Reserves transferred from the GLENBROOK General Account to the GLENBROOK Separate Account.

2. While this Agreement is in effect, ALLSTATE shall pay to GLENBROOK, no less frequently than weekly, a benefit and expense allowance equal to (or the accounting equivalent of) the sum of Items (a), (b), (c), (d) and (e) below, with respect to the policies reinsured under this Agreement, as applicable for the period since the date of ALLSTATE's last payment to GLENBROOK.

     (a)  Net benefits (as defined in Article II) paid by GLENBROOK.

     (b)  Commissions and other sales compensation paid by GLENBROOK.

     (c)  General insurance expenses paid by GLENBROOK.

     (d) Insurance taxes, licenses and fees (excluding Federal Income Tax) paid by GLENBROOK.

     (e)  Policy loan distributions to policyholders paid by GLENBROOK.

                                   ARTICLE IV

                                   OVERSIGHTS

ALLSTATE shall be bound as GLENBROOK is bound, and it is expressly understood and agreed that if failure to reinsure or failure to comply with any terms of this Agreement is shown to be unintentional and the result of misunderstanding or oversight on the part of either GLENBROOK or ALLSTATE, both GLENBROOK and ALLSTATE shall be restored to the positions they would have occupied had no such error or oversight occurred.

                                    ARTICLE V

                                 POLICY CHANGES

If any change is made in coverage reinsured under this Agreement, GLENBROOK shall notify ALLSTATE.

                                   ARTICLE VI

                                    RECAPTURE

1. If a Policy reinsured under this Agreement becomes ineligible for reinsurance (as specified in Schedule A), the policy will be immediately recaptured by GLENBROOK.

2.   GLENBROOK shall notify ALLSTATE of any such recapture.

3. Within ninety (90) days after receiving notice of recapture under paragraph 1 of this Article VI, ALLSTATE shall pay to GLENBROOK an amount equal to the net reserves attributable to the recaptured policy. Such reserves will be calculated as mutually agreed upon by GLENBROOK and ALLSTATE.

4. Within ninety (90) days following the recapture by GLENBROOK of any business ceded to another reinsurer, GLENBROOK shall pay to ALLSTATE an amount equal to the net reserves attributable to the recaptured business. Such reserves will be calculated as mutually agreed upon by GLENBROOK and ALLSTATE.

                                   ARTICLE VII

                              INSPECTION OF RECORDS

GLENBROOK and ALLSTATE shall have the right, at any reasonable time, to examine at the office of the other, any books, documents, reports or records which pertain in any way to the policies reinsured under this Agreement.

                                  ARTICLE VIII

                                   INSOLVENCY

1. In the event of the insolvency of GLENBROOK, reinsurance under this Agreement is payable by ALLSTATE on the basis of its liability hereunder without diminution because of the insolvency of GLENBROOK.

2. Further, in the event of the insolvency of GLENBROOK, the liquidator, receiver or statutory successor of the insolvent GLENBROOK shall give written notice to ALLSTATE of the pendency of an obligation of the insolvent GLENBROOK on any policy reinsured, whereupon ALLSTATE may investigate such claim and interpose, at its own expense, in the proceeding where such claim is to be adjudicated, any defense or defenses which it may deem available to GLENBROOK or its liquidator or statutory successor. The expense thus incurred by ALLSTATE shall be chargeable, subject to court approval, against the insolvent GLENBROOK as part of the expenses of liquidation to the extent of a proportionate share of the benefit which may accrue to GLENBROOK solely as a result of the defense undertaken by ALLSTATE.

3. All monies due GLENBROOK or ALLSTATE under this Agreement shall be offset against each other, dollar for dollar, regardless of the insolvency of either party.

                                   ARTICLE IX

                                   ARBITRATION

Any dispute arising with respect to this Agreement which is not settled by mutual agreement of the parties shall be referred to arbitration. Within twenty
(20) days from receipt of written notice from one party that an arbitrator has been appointed, the other party will also name an arbitrator. The two arbitrators will choose a third arbitrator and will forthwith notify the contracting parties of such choice. Each arbitrator must be a present or former officer of a life insurance company and must have no present or past affiliation with this Agreement or with either party. The arbitrators will consider this Agreement as an honorable engagement rather than merely as a legal obligation, and will be relieved of all judicial formalities. The decision of the arbitrators will be final and binding upon the parties hereto. Each party shall bear the expenses of its own arbitrator and shall jointly and equally bear the expenses of the third arbitrator and of the arbitration. Any such arbitration will take place at the Home Office of GLENBROOK, unless some other location is mutually agreed upon.

                                    ARTICLE X

                              PARTIES TO AGREEMENT

This Agreement is solely between GLENBROOK and ALLSTATE. The acceptance of reinsurance hereunder does not create any right or legal relation whatever between ALLSTATE and any party in interest under any policy reinsured hereunder.

GLENBROOK shall be and remain solely liable to any insured, contract owner, or beneficiary under any policy reinsured hereunder.

                                   ARTICLE XI

                              DURATION OF AGREEMENT

This Agreement is effective as of June 5, 1992, and is unlimited as to its duration; provided, however, it may be terminated with respect to the reinsurance of new business by either party giving sixty (60) days prior written notice of termination to the other party.

IN WITNESS WHEREOF, the parties to this Agreement have caused it to be duly executed in duplicate by their respective officers on the date shown below.

GLENBROOK LIFE AND ANNUITY COMPANY, of Northbrook, Illinois

By /s/ Craig G. Whitehead
   ----------------------------
Title  Assistant Vice President
      -------------------------
Date  June 5, 1992
     --------------------------

ALLSTATE LIFE INSURANCE COMPANY, of Northbrook, Illinois

By /s/ James D. Clements
   ----------------------------
Title  Assistant Vice President
      -------------------------
Date  June 5, 1992
     --------------------------

                              REINSURANCE AGREEMENT

                                     BETWEEN

            GLENBROOK LIFE AND AUNNITY COMPANY, NORTHBROOK, ILLINOIS
                            (HEREINAFTER "GLENBROOK")

                                       AND

             ALLSTATE LIFE INSURANCE COMPANY, NORTHBROOK, ILLINOIS
                             (HEREAFTER "ALLSTATE")


                                   SCHEDULE A

                  COVERAGES ELIGIBLE FOR REINSURANCE HEREUNDER

The coverages eligible for reinsurance hereunder are:

     1. All those policies issued by, or applications for policies submitted to, GLENBROOK on and after the Effective Date of this Agreement, but only to the extent that the liability of GLENBROOK therefor is funded out of assets allocable to its General Account, and

     2. All reinsurance accepted by GLENBROOK on and after the Effective Date of this Agreement.

                              AMENDMENT # 1 TO THE

                              REINSURANCE AGREEMENT

                                     BETWEEN

            GLENBROOK LIFE AND ANNUITY COMPANY, NORTHBROOK, ILLINOIS
                            (HEREINAFTER "GLENBROOK")

                                       AND

              ALLSTATE LIFE INSURANCE COMPANY, NORTHBROOK, ILLINOIS
                            (HEREINAFTER "ALLSTATE")

WHEREAS, Glenbrook and Allstate entered into a Coinsurance Agreement (hereinafter "Agreement") having an effective date of June 5, 1992; and,

WHEREAS, the California Insurance Department has determined that various changes to the Agreement are required under California insurance law; and,

WHEREAS, Glenbrook and Allstate desire to amend the Agreement with respect to coverage issued to California residents to meet the California requirements;

NOW THEREFORE, the Agreement is hereby amended with respect to California residents, as follows;

     1.) Article VIII, "INSOLVENCY", is hereby amended by deleting said Article in its entirety, and replacing it with the following new Article VIII.

                                  ARTICLE VIII

                                   INSOLVENCY

     1. The portion of any risk or obligation assumed by Allstate, when such portion is ascertained, shall be payable on demand of Glenbrook at the same time as Glenbrook shall pay its net retained portion of such risk or obligation, and the reinsurance shall be payable by Allstate on the basis of the liability of Glenbrook under the contract or contracts reinsured under this Agreement without diminution because of the insolvency of Glenbrook. In the event of insolvency and the appointment of a conservator, liquidator or statutory successor of Glenbrook, such portion shall be payable to such conservator, liquidator or statutory successor immediately upon demand, on the basis of claims allowed against

          Glenbrook by any court of competent jurisdiction or, by any conservator, liquidator, or statutory successor of Glenbrook having authority to allow such claims, without diminution because of such insolvency or because such conservator, liquidator or statutory successor has failed to pay all or a portion of any claims. Payments by Allstate as above set forth shall be made directly to Glenbrook or its conservator, liquidator or statutory successor.

     2. Further, in the event of the insolvency of Glenbrook, the liquidator, receiver or statutory successor of the insolvent Glenbrook shall give written notice to Allstate of the pendency of an obligation of the insolvent Glenbrook on any policy reinsured, whereupon Allstate may investigate such claim and interpose at its own expense, in the proceeding where such claim is to be adjudicated, any defense or defenses which it may deem available to Glenbrook or its liquidator or statutory successor. The expense thus incurred by Allstate shall be chargeable, subject to court approval, against the insolvent Glenbrook as part of the expenses of liquidation to the extent of a proportionate share of the benefit which may accrue to Glenbrook solely as a result of the defense undertaken by Allstate.

     2.) Article IX, ARBITRATION, shall be amended to include the following language at the end of that article:

          The decision of the Arbitrators shall be handed down within 45 days of the date on which the arbitration is concluded.

     3.) The second paragraph of Article X, PARTIES TO THE AGREEMENT, shall be deleted in its entirety and shall be replaced with the following language:

          This Agreement shall be effective as of June 5, 1992, and will be unlimited as to its duration; provided, however, it may be terminated with respect to the reinsurance of new business by either party giving the other party ninety (90) days prior written notice of termination to the other party.

     4.)  In addition, a new Article XII is added to the Agreement, as follows:

                                   ARTICLE XII

                                     OFFSET

     All monies due Glenbrook or Allstate under this Agreement shall be offset against each other dollar for dollar.

     5.)  Finally, a new Article XIII is added to the Agreement, as follows:

                                  ARTICLE XIII

                                ENTIRE AGREEMENT

     This Agreement constitutes the entire contract between ALLSTATE and GLENBROOK. No variation, modification or changes to this Agreement shall binding unless in writing and signed by an officer of each party.

This Amendment shall be effective on June 8, 1995. Except as amended hereby, the Agreement shall remain unchanged.

IN WITNESS HEREOF, the parties to the Agreement have caused this Amendment to be duly executed in duplicate by their respective officers on the dates shown below.

GLENBROOK LIFE AND ANNUITY COMPANY         ALLSTATE LIFE INSURANCE COMPANY

By:   /s/ Maria G. Friedman              By:   /s/ Michael J. Velotta
      ---------------------                   ----------------------------
Title:  Vice President                   Title:  VP, Secy & Gen Counsel
       ------------------                       ------------------------
Date:  June 8, 1995                      Date: June 8, 1995
      ---------------------                   ----------------------------

                               AMENDMENT NUMBER 2

                          TO THE REINSURANCE AGREEMENT
                             EFFECTIVE JUNE 5, 1992

                                     BETWEEN
                      [GLENBROOK LIFE AND ANNUITY COMPANY]
                        (HEREINAFTER CALLED "GLENBROOK")
                                       AND
                        ALLSTATE LIFE INSURANCE COMPANY
                         (HEREINAFTER CALLED "ALLSTATE")

IT IS HEREBY AGREED, that the Reinsurance Agreement effective June 5, 1992 between GLENBROOK and ALLSTATE (hereinafter "Agreement"), is amended as provided below.

1. Effective January 1, 1995, Article III is hereby amended by adding the following new paragraph:

          ALLSTATE shall pay to GLENBROOK, no less frequently than annually, any taxes incurred by GLENBROOK as a result of Section 848 of the Internal Revenue Code which concerns capitalization of policy acquisition costs.

2. Effective January 1, 1993, Article III is hereby amended by adding the following new paragraph:

          ALLSTATE and GLENBROOK agree to an election under Treasury Regulations 1-848-2(g)(8), as follows:

          (a) For each taxable year under this Agreement, the party with net positive consideration, as defined in the regulations promulgated under Treasury Code
                 Section 848, will capitalize specified policy acquisition expenses with respect to this Agreement without regard to the general deductions limitation of Section 848(c)(1);

          (b) GLENBROOK and ALLSTATE agree to exchange information pertaining to the amount of net consideration for all reinsurance agreements in force between them to ensure consistency for purposes of computing specified policy acquisition expenses. GLENBROOK and ALLSTATE shall agree on the amount of such net consideration for each taxable year no later than the May 1 following the end of such year.

          (c) This election shall be effective for 1993 and for all subsequent taxable years for which this Agreement remains in effect.

Except as amended hereby, the Agreement shall remain unchanged.

IN WITNESS HEREOF, the parties to the Agreement have caused this Amendment to be duly executed in duplicate by their respective officers on the dates shown below.

Glenbrook Life and Annuity Company

By     /s/ Sarah R. Donahue
      ---------------------
Title    Vice President
      ---------------------
Date      12/18/95
      ---------------------

Allstate Life Insurance Company

By     /s/ C. Nelson Strom
      ---------------------
Title    AVP
      ---------------------
Date      11/3/95
      ---------------------

                               AMENDMENT NUMBER 3

                          TO THE REINSURANCE AGREEMENT
                             EFFECTIVE JUNE 5, 1992

                                     BETWEEN

                       GLENBROOK LIFE AND ANNUITY COMPANY
                        (HEREINAFTER CALLED "GLENBROOK")

                                       AND

                        ALLSTATE LIFE INSURANCE COMPANY
                         (HEREINAFTER CALLED "ALLSTATE")


WHEREAS, GLENBROOK and ALLSTATE entered into a Reinsurance Agreement effective June 5, 1992 (hereinafter "Agreement"); and

WHEREAS, the parties now believe that the Agreement does not accurately reflect their existing practices relating to settlements for certain tax benefits and liabilities; and

WHEREAS, the parties desire to amend the Agreement to reflect the existing practices with respect to such tax settlements;

NOW, THEREFORE, IT IS HEREBY AGREED, that the Agreement is amended as provided below.

     1.) Article III, paragraph 2, is amended by replacing subparagraph (d) with a new subparagraph (d), as follows:

          (d) Insurance taxes, licenses and fees (excluding Federal Income Tax that is not related to the contracts reinsured under this Agreement), incurred by GLENBROOK with respect to the contracts reinsured under this Agreement.

     2.) Article III is further amended by adding a new paragraph 3, as follows:

          3. No less frequently than quarterly, ALLSTATE will calculate the amount of federal and state income tax liabilities incurred by GLENBROOK for the quarter related to the contracts reinsured under this Agreement, and the amount of federal and state income tax benefits earned by GLENBROOK for the quarter related to the contracts reinsured under this Agreement. If tax liabilities exceed tax benefits, the difference, plus a gross-up for additional federal and state income taxes, will be paid by ALLSTATE to GLENBROOK. If tax benefits exceed tax liabilities, the difference, plus a gross-up for additional federal and state income taxes, will be paid by GLENBROOK to ALLSTATE.

Except as amended hereby, the Agreement shall remain unchanged.

IN WITNESS HEREOF, the parties to the Agreement have caused this Amendment to be duly executed in duplicate by their respective officers on the dates shown below.

Glenbrook Life and Annuity Company

By     /s/ Sarah R. Donahue
      ----------------------------

Title  Assistant Vice President
      ----------------------------

Date   October 22, 1998
      ----------------------------

Allstate Life Insurance Company

By     /s/ C. Nelson Strom
      ----------------------------

Title   AVP
      ----------------------------

Date         10/22/98
      ----------------------------

Exhibit 10.4

                              REINSURANCE AGREEMENT

                                     BETWEEN

            GLENBROOK LIFE AND ANNUITY COMPANY, NORTHBROOK, ILLINOIS
                            (HEREINAFTER "GLENBROOK")

                                       AND

              ALLSTATE LIFE INSURANCE COMPANY, NORTHBROOK, ILLINOIS
                            (HEREINAFTER "ALLSTATE")

                                    ARTICLE I

                              BASIS OF REINSURANCE

1. ALLSTATE will indemnify and GLENBROOK will automatically reinsure with ALLSTATE, according to the terms and conditions hereof, the net liability for applications received and contracts issued subsequent to the Effective Date by GLENBROOK on the contracts listed in Schedule A.

2. The indemnity reinsurance provided hereunder shall be on a modified coinsurance basis. GLENBROOK shall retain, maintain, and own all assets held in relation to the Reserve, as defined in Article II of this Agreement.

3. In no event will reinsurance on an application or a policy under this Agreement be in force unless the corresponding application is pending with GLENBROOK or policy issued by GLENBROOK, or the reinsurance accepted by GLENBROOK, as the case may be, is in force.

                                   ARTICLE II

                              LIABILITY OF ALLSTATE

1. The liability of ALLSTATE with respect to any contract reinsured hereunder will begin simultaneously with that of GLENBROOK. ALLSTATE'S liability with respect to any contract reinsured hereunder will terminate on the date GLENBROOK'S liability on such contract terminates or the date this Agreement is terminated, whichever is earlier. However, termination of this Agreement will not terminate ALLSTATE'S liability for benefit payments incurred prior to the date of termination.

2. For the purpose of this Agreement, the term "Reserve" will be the "Total Liabilities" of GLENBROOK'S Variable Annuity Separate Accounts (corresponding to amounts shown on page 3, line 17 of 1992 Separate Accounts Statutory Statements).

                                   ARTICLE III

                               MONTHLY SETTLEMENTS

1. While this Agreement is in effect, GLENBROOK shall pay to ALLSTATE on a daily basis, with respect to eligible policies under this Agreement, a reinsurance premium equal to the sum of Items (a) and (b) below, less the sum of Items (c) and (d) below.

     (a) Gross premiums (direct and reinsurance assumed) collected by GLENBROOK.

     (b) Reserves transferred from the GLENBROOK General Account to a GLENBROOK Separate Account.

     (c)  Gross premiums refunded by GLENBROOK to policyholders.

     (d) Reserves transferred from a GLENBROOK Separate Account to the GLENBROOK General Account.

2. While this Agreement is in effect, ALLSTATE shall pay to GLENBROOK on a daily basis a benefit and expense allowance equal to the sum of Items (a),
     (b), (c), and (d) below.

     (a) Net benefits (as defined in Paragraph 3 of this Article III) paid by GLENBROOK with respect to the contracts reinsured under this Agreement.

     (b) Commissions and other sales compensation incurred by GLENBROOK with respect to the contracts reinsured under this Agreement.

     (c) General insurance expenses incurred by GLENBROOK with respect to the contracts reinsured under this Agreement.

     (d) Insurance taxes, licenses and fees (excluding Federal Income Tax) incurred by GLENBROOK with respect to the contracts reinsured under this Agreement.

3.   Net Benefits are defined as follows:

     (a) For a contract issued directly by GLENBROOK and reinsured under this Agreement, net benefits are the actual amounts payable by GLENBROOK to the contractholder, less any amounts payable to GLENBROOK by another reinsurer with respect to the contract. These payments include death benefits, endowment benefits, annuity benefits, disability benefits, benefits under A & H policies, withdrawals, surrender benefits and payments on supplementary contracts with and without life contingencies.

     (b) For contracts reinsured by GLENBROOK and retroceded under this Agreement, net benefits and commission and expense allowances are the actual amounts payable by GLENBROOK to the ceding company with respect to the contract reinsured by GLENBROOK.

4. Allstate shall pay to GLENBROOK, no less frequently than annually, any taxes incurred by GLENBROOK as a result of Section 848 of the Internal Revenue Code which concerns capitalization of policy acquisition costs.

                                   ARTICLE IV

                            DAILY RESERVE ADJUSTMENTS

While this Agreement is in effect, on a daily basis a reserve adjustment equal to the amount defined below shall be paid.

     Let:

          RC  =  The Reserve change in GLENBROOK'S Variable
                 Annuity Separate Accounts from the end of the prior accounting period to the end of the current accounting period for the reinsured contracts (corresponding to the sum of the amounts on page 4, lines 10, 11, 12 and 13 of 1992 Separate Account Statutory Statements).

          NII = The net investment income in GLENBROOK'S Variable Annuity Separate Accounts (corresponding to the sum of the amounts on page 4, line 2 of 1992 Separate Account Statutory Statements), minus interest income on GLENBROOK'S capital investment in Separate Accounts.

     If RC is greater than NII then a reserve adjustment of RC-NII is payable by ALLSTATE to GLENBROOK.

     If NII is greater than RC, then a reserve adjustment of NII-RC is payable by GLENBROOK to ALLSTATE.

                                    ARTICLE V

                                   OVERSIGHTS

ALLSTATE shall be bound as GLENBROOK is bound, and it is expressly understood and agreed that if failure to reinsure or failure to comply with any terms of this Agreement is shown to be unintentional and the result of misunderstanding or oversight on the part of either GLENBROOK or ALLSTATE, both GLENBROOK and ALLSTATE shall be restored to the positions they would have occupied had such error or oversight not occurred.

                                   ARTICLE VI

                              INSPECTION OF RECORDS

GLENBROOK and ALLSTATE shall have the right, at any reasonable time, to examine at the office of the other, any books, documents, reports or records which pertain in any way to the contracts reinsured under this Agreement.

                                   ARTICLE VII

                                   INSOLVENCY

1. In the event of the insolvency of GLENBROOK, reinsurance hereunder is payable by ALLSTATE on the basis of its liability hereunder without diminution because of the insolvency of GLENBROOK.

2. Further, in the event of the insolvency of GLENBROOK, the liquidator, receiver or statutory successor of the insolvent GLENBROOK shall give written notice to ALLSTATE of the pendency of any obligation of the insolvent GLENBROOK on any policy reinsured, whereupon ALLSTATE may investigate such claim and interpose at its own expense, in the proceeding where such claim is to be adjudicated, any defense or defenses which it may deem available to GLENBROOK or its liquidator or statutory successor. The expense thus incurred by ALLSTATE shall be chargeable, subject to court approval, against the insolvent GLENBROOK as part of the expenses of liquidation to the extent of a proportionate share of the benefit which may accrue to GLENBROOK solely as a result of the defense undertaken by ALLSTATE.

3. All moneys due GLENBROOK or ALLSTATE under this agreement shall be offset against each other, dollar for dollar, regardless of any insolvency of either party.

                                  ARTICLE VIII

                                   ARBITRATION

Any dispute arising with respect to this Agreement which is not settled by mutual agreement of the parties shall be referred to arbitration. Within twenty
(20) days from receipt of written notice from one party that an arbitrator has been appointed, the other party will also name an arbitrator. The two arbitrators shall choose a third arbitrator and shall forthwith notify the contracting parties of such choice. Each arbitrator shall be a present or former officer of a life insurance company and should have no present or past affiliation with this Agreement or with either party. The arbitrators shall consider this Agreement as an honorable engagement rather than merely as a legal obligation, and shall be relieved of all judicial formalities. The decision of the arbitrators shall be final and binding upon the parties hereto. Each party shall bear the expenses of its own arbitrator and shall jointly and equally bear the expenses of the third arbitrator and of the arbitration. Any such arbitration shall take place at the Home Office of GLENBROOK, unless some other location is mutually agreed upon.

                                   ARTICLE IX

                              PARTIES TO AGREEMENT

This agreement is solely between GLENBROOK and ALLSTATE. The acceptance of reinsurance hereunder shall not create any right or legal relation whatever between ALLSTATE and any party in interest under any contract of GLENBROOK reinsured hereunder. GLENBROOK shall be and remain solely liable to any insured, contract owner, or beneficiary under any contract reinsured hereunder.

                                    ARTICLE X

                              DURATION OF AGREEMENT

This agreement will be effective as of September 1st, 1993, and will be unlimited as to its duration; provided, however, it may be terminated with respect to the reinsurance of new business by either party giving sixty (60) days prior written notice of termination.

                                   ARTICLE XI

                                ENTIRE AGREEMENT

This Agreement constitutes the entire contract between ALLSTATE and GLENBROOK. No variation, modification or changes to this Agreement shall be binding unless in writing and signed by an officer of each party.

IN WITNESS HEREOF, the parties to this Agreement have caused it to be duly executed in duplicate by their respective officers on the dates shown below.

GLENBROOK LIFE AND ANNUITY COMPANY of Northbrook, Illinois

By     /s/ Craig G. Whitehead
   -----------------------------------------
Title  Assistant Vice President
      -------------------------------------
Date   September 8, 1993
      --------------------------------------

ALLSTATE LIFE INSURANCE COMPANY of Northbrook, Illinois

By     /s/ James D. Clements
   -----------------------------------------
Title  Assistant Vice President, Assistant
       Secretary & Assistant General Counsel
      --------------------------------------
Date   September 3, 1993
     ---------------------------------------

                                   SCHEDULE A

                        CONTRACTS SUBJECT TO REINSURANCE

Any annuity contract whose reserve is invested, in whole or in part, in any account designated as a GLENBROOK Separate Account shall be reinsured under this Agreement; provided, however, that the portion of any such contract which is not so invested is not covered under this Agreement.

                              AMENDMENT # 1 TO THE

                              REINSURANCE AGREEMENT

                                     BETWEEN

            GLENBROOK LIFE AND ANNUITY COMPANY, NORTHBROOK, ILLINOIS
                            (HEREINAFTER "GLENBROOK")

                                       AND

              ALLSTATE LIFE INSURANCE COMPANY, NORTHBROOK, ILLINOIS
                            (HEREINAFTER "ALLSTATE")


WHEREAS, Glenbrook and Allstate entered into a Modified Coinsurance Agreement (hereinafter "Agreement") having an effective date of September 1, 1993; and,

WHEREAS, the California Insurance Department has determined that various changes to the Agreement are required under California insurance law; and,

WHEREAS, Glenbrook and Allstate desire to amend the Agreement with respect to coverage issued to California residents to meet the California requirements;

NOW THEREFORE, the Agreement is hereby amended with respect to California residents, as follows;

     1.) Article VII, "INSOLVENCY", is hereby amended by deleting said Article in its entirety, and replacing it with the following new Article VII:

                                   ARTICLE VII

                                   INSOLVENCY

     1. The portion of any risk or obligation assumed by Allstate, when such portion is ascertained, shall be payable on demand of Glenbrook at the same time as Glenbrook shall pay its net retained portion of such risk or obligation, and the reinsurance shall be payable by Allstate on the basis of the liability of Glenbrook under the contract or contracts reinsured under this Agreement without diminution because of the insolvency of Glenbrook. In the event of insolvency and the appointment of a conservator, liquidator or statutory successor of Glenbrook, such portion shall be payable to such conservator, liquidator or statutory successor immediately upon demand, on the basis of claims allowed against

          Glenbrook by any court of competent jurisdiction or, by any conservator, liquidator, or statutory successor of Glenbrook having authority to allow such claims, without diminution because of such insolvency or because such conservator, liquidator or statutory successor has failed to pay all or a portion of any claims. Payments by Allstate as above set forth shall be made directly to Glenbrook or its conservator, liquidator or statutory successor.

     2. Further, in the event of the insolvency of Glenbrook, the liquidator, receiver or statutory successor of the insolvent Glenbrook shall give written notice to Allstate of the pendency of an obligation of the insolvent Glenbrook on any policy reinsured, whereupon Allstate may investigate such claim and interpose at its own expense, in the proceeding where such claim is to be adjudicated, any defense or defenses which it may deem available to Glenbrook or its liquidator or statutory successor. The expense thus incurred by Allstate shall be chargeable, subject to court approval, against the insolvent Glenbrook as part of the expenses of liquidation to the extent of a proportionate share of the benefit which may accrue to Glenbrook solely as a result of the defense undertaken by Allstate.

     2.) Article VIII, ARBITRATION, shall be amended to include the following language at the end of that article:

          The decision of the Arbitrators shall be handed down within 45 days of the date on which the arbitration is concluded.

     3.) Article X, DURATION OF THE AGREEMENT, shall be deleted in its entirety and shall be replaced with the following language:

          This Agreement shall be effective as of September 1, 1993, and will be unlimited as to its duration; provided, however, it may be terminated with respect to the reinsurance of new business by either party giving the other party ninety (90) days prior written notice of termination to the other party.

     4.)  In addition, a new Article XII is added to the Agreement, as follows:

                                   ARTICLE XII

                                     OFFSET

     All monies due Glenbrook or Allstate under this Agreement shall be offset against each other dollar for dollar.

     5.) Finally, the definition of "RC" contained in Article IV, DAILY RESERVE ADJUSTMENTS, shall be deleted and replaced with the following language:

     RC = The Reserve change in GLENBROOK'S Variable Annuity Separate Accounts from the end of the prior accounting period to the end of the current accounting period for the reinsured contracts (corresponding to the sum of the amounts on page 4, lines 10, 11, 12, and 13 of 1992 Separate Account Statutory Statements). An accounting period shall be defined as one day.

This amendment shall be effective __________, 1995. Except as amended hereby, the Agreement shall remain unchanged.

IN WITNESS HEREOF, the parties to the Agreement have caused this Amendment to be duly executed in duplicate by their respective officers on the dates shown below.

GLENBROOK LIFE AND ANNUITY COMPANY         ALLSTATE LIFE INSURANCE COMPANY

By:   /s/ Maria G. Friedman            By:   /s/ Michael J. Velotta
    -----------------------                -------------------------
Title: Vice President                  Title: VP, Secy & Gen Counsel
       ---------------                        ---------------------
Date:  June 8, 1995                    Date:  June 8, 1995
      ------------------                     -----------------------

                               AMENDMENT NUMBER 2

                          TO THE REINSURANCE AGREEMENT
                           EFFECTIVE SEPTEMBER 1, 1993

                                     BETWEEN

                       GLENBROOK LIFE AND ANNUITY COMPANY
                         (HEREAFTER CALLED "GLENBROOK")

                                       AND

                         ALL STAR LIFE INSURANCE COMPANY
                         (HEREINAFTER CALLED "ALLSTATE")

IT IS HEREBY AGREED, that the Reinsurance Agreement effective September 1, 1993 between GLENBROOK and ALLSTATE (hereinafter "Agreement"), is amended as provided below.

Effective January 1, 1993, Article III is hereby amended by adding the following new paragraph:

ALLSTATE and GLENBROOK agree to an election under Treasury Regulations 1-848-2(g)(8), as follows:

     (a) For each taxable year under this Agreement, the party with net positive consideration, as defined in the regulations promulgated under Treasury Code Section 848, will capitalize specified policy acquisition expenses with respect to this Agreement without regard to the general deductions limitation of Section 848(c)(1);

     (b) GLENBROOK and ALLSTATE agree to exchange information pertaining to the amount of net consideration for all reinsurance agreements in force between them to ensure consistency for purposes of computing specified policy acquisition expenses. GLENBROOK and ALLSTATE shall agree on the amount such net consideration for each taxable year no later than the May 1 following the end of such year.

     (c) This election shall be effective for 1993 and for all subsequent taxable years for which this Agreement remains in effect.

Except as amended hereby, the Agreement shall remain unchanged.

IN WITNESS HEREOF, the parties to the Agreement have caused this Amendment to be duly executed in duplicate by their respective officers on the dates shown below.

Glenbrook Life and Annuity Company

By     /s/ Sarah R. Donahue
      ---------------------
Title    Vice President
      ---------------------
Date     12/18/95
      ---------------------

Allstate Life Insurance Company

By     /s/ C. Nelson Strom
      --------------------
Title    AVP
      --------------------
Date     11/3/95
      --------------------

                               AMENDMENT NUMBER 3

                          TO THE REINSURANCE AGREEMENT
                           EFFECTIVE SEPTEMBER 1, 1993

                                     BETWEEN

                       GLENBROOK LIFE AND ANNUITY COMPANY
                        (HEREINAFTER CALLED "GLENBROOK")

                                       AND

                         ALLSTATE LIFE INSURANCE COMPANY
                         (HEREINAFTER CALLED "ALLSTATE")

WHEREAS, GLENBROOK and ALLSTATE entered into a Reinsurance Agreement effective September 1, 1993 (hereinafter "Agreement"); and

WHEREAS, the parties now believe that the Agreement does not accurately reflect their existing practices relating to settlements for certain tax benefits and liabilities; and

WHEREAS, the parties desire to amend the Agreement to reflect the existing practices with respect to such tax settlements;

NOW, THEREFORE, IT IS HEREBY AGREED, that the Agreement is amended as provided below.

     1.) Article III, paragraph 2, is amended by replacing subparagraph (d) with a new subparagraph (d), as follows:

          (d) Insurance taxes, licenses and fees (excluding Federal Income Tax that is not related to the contracts reinsured under this Agreement ), incurred by GLENBROOK with respect to the contracts reinsured under this Agreement.

     2.) Article III is further amended by adding a new paragraph 5, as follows:

          5. No less frequently than quarterly, ALLSTATE will calculate the amount of federal and state income tax liabilities incurred by GLENBROOK for the quarter related to the contracts reinsured under this Agreement, and the amount of federal and state income tax benefits earned by GLENBROOK for the quarter related to the contracts reinsured under this Agreement. If tax liabilities exceed tax benefits, the difference, plus a gross-up for additional federal and state income taxes, will be paid by ALLSTATE to GLENBROOK. If tax benefits exceed tax liabilities, the difference, plus a gross-up for additional federal and state income taxes, will be paid by GLENBROOK to ALLSTATE.

Except as amended hereby, the Agreement shall remain unchanged.

IN WITNESS HEREOF, the parties to the Agreement have caused this Amendment to be duly executed in duplicate by their respective officers on the dates shown below.

Glenbrook Life and Annuity Company

By     /s/ Sarah R. Donahue
      -----------------------------
Title  Assistant Vice President
      -----------------------------
Date   October 22, 1998
      -----------------------------

Allstate Life Insurance Company

By      /s/ C. Nelson Strom
      -----------------------------
Title        AVP
      -----------------------------
Date          10/22/98
      -----------------------------

                                   Page 2 of 2